UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2020

InterActive Leisure Systems, Inc.

FKA Qest Corporation

(Exact name of Registrant as specified in its charter)

Nevada	00032779	13502174
(State or other jurisdiction of	(Commission File Number)	(IRS employer
incorporation or organization)		identification no.)

780 Reservoir Avenue, #123 Cranston, RI 02910	02910
(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code: 508-343-8127

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	IALS	None traded on any recognized exchange, but quoted via OTC: Pink

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.01 Changes in Control of Registrant.

On August 6, 2020, as a result of an Application for Custodianship filed with and granted by the Eight Judicial District Court, Clark County Nevada, Case Number: A-20-816788-P, PEM, LLC was appointed Custodian of InterActive Leisure Systems, Inc FKA Qest Corporation (the “Company”). PEM, LLC is owned and controlled by Paul Moody.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, Paul Moody was appointed interim Director, President and Secretary by court order, attached herein. The court order includes, but is not limited to, that Mr. Moody is bestowed the right to exercise all of the of powers of the Corporation through or in place of its former board of directors or officers. A full copy of the court order is attached herein as exhibit 99.1.

Pursuant to a shareholder meeting held on January 25, 2021, Paul Moody was formally appointed as the Company’s President, Secretary, Treasurer and Director.

Paul Moody, age 31, acts as President, Secretary, Treasurer and Director of the Company. Mr. Moody attended the University of Rhode Island and graduated in 2014 with a Bachelor of Fine Arts. Mr. Moody has acted as a business consultant over the past decade. His skill set has been integral in the preparation of S-1 registration statements and Form 1-A offering statements, achieving OTC listing for client companies, and advising clients on nearly every facet of structuring their businesses for success. He has acted as custodian and interim director of publicly listed companies and has been instrumental in regaining value for shareholders.

Item 8.01. Other Events.

The Registrant’s current contact information is listed below:

Mailing Address: 780 Reservoir Avenue, #123 Cranston, RI 02910

Phone number: 508-343-8127

Email: support@vfinancialgroup.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Entry of Order in the State of Nevada, dated August 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

InterActive Leisure Systems, Inc.

By: /s/ Paul Moody

Name: Paul Moody

Director

Dated: March 11, 2021